SUPPLEMENT DATED FEBRUARY 6, 2006

TO

PROSPECTUS DATED MAY 2, 2005

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

  The second paragraph of the Distribution of Policy section is deleted and replaced with the following:

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

-	up to 0.15% of Account Value for Policy Years one through twenty; and

-	up to 0.10% of Account Value thereafter.

  The following two paragraphs are added to the Distribution of Policy section:

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.